                                                                    Exhibit 10.9

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "Agreement"), dated as of December __, 2000, is entered into by and among Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), AJW Partners, LLC, ("AJW"), New Millennium Capital Partners II, LLC, ("New Millennium" and together with AJW, the "Purchasers", and each a "Purchaser") and Owen Naccarato, Esq., as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Secured Convertible Debenture Purchase Agreement, dated as of the date hereof, between the Company and the Purchasers (the "Purchase Agreement"), the Company proposes to sell $600,000 aggregate gross proceeds of the Company's 12% Secured Convertible Debentures ("Debentures") which are convertible into shares of the Company's common stock (the "Common Stock") to the Purchasers on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement or Debenture;

         WHEREAS, simultaneously herewith, the Escrow Agent shall receive a fully executed copy of each Transaction Document;

         WHEREAS, pursuant to the Purchase Agreement, simultaneously herewith, the Company shall deliver to the Escrow Agent Certificates of Common Stock in an amount equal to [ ], which represents the sum of (i) 200% of the number of shares of Common Stock which would be issuable upon the conversion in full of the Debentures assuming such conversion occurred on the Original Issue Date, the Debentures remain outstanding for one year and such conversion occurred at a price equal to the lessor of (a) $0.08 and (b) 50% of the average of the lowest three inter-day prices (which need not occur on consecutive Trading Days) during the ten Trading Days immediately preceding the Closing Date, and (ii) exercise in full of the Warrants (the "Escrowed Stock Certificates"); and

         WHEREAS, the Escrowed Stock Certificates are to be held by the Escrow Agent in escrow and distributed to the Company and/or the Purchasers in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, it is hereby agreed as follows:

         A. Appointment of Escrow Agent; Delivery of Escrowed Stock.

            1. The Escrow Agent is hereby appointed as escrow agent by the parties hereto strictly in accordance with the terms and provisions of this Agreement and the Escrow Agent hereby accepts such appointment.

            2. Simultaneously with the execution of this Agreement, the Company shall deliver to the Escrow Agent the Escrowed Stock Certificates undated and issued in blank. For all purposes under this Agreement, the Escrowed Stock Certificates may be maintained in either paper or electronic form.

         B. Release of Escrowed Stock.

            1. Upon receipt of a Notice of Conversion in the form of Exhibit A annexed hereto executed by the Purchaser (which Notice of Conversion shall have been simultaneously delivered to the Company by the Purchaser), the Escrow Agent is authorized and directed by the parties hereto to immediately date the Escrowed Stock Certificate(s) as of the date thereof and deliver to such Purchaser the Escrowed Stock Certificate(s) representing the "Number of Shares of Common Stock to be Issued" as shown on such Notice of Conversion. No signature approval or other documentation shall be required to effect such delivery, and Escrow Agent's obligations hereunder shall not be affected by any contrary instructions by the Company.

            2. Upon receipt of a Form of Election to Purchase in the form of Exhibit B annexed hereto executed by the Purchaser (which Form of Election to purchase shall have been simultaneously delivered to the Company by the Purchasers), the Escrow Agent is authorized immediately to date the Escrowed Stock Certificate(s) as of the date thereof and deliver to such Purchaser the Escrowed Stock Certificate(s) representing the number of shares of Common Stock to be purchased as shown on such Form of Election to Purchase. No signature approval or other documentation shall be required to effect such delivery, and Escrow Agent's obligations hereunder shall not be affected by any contrary instructions by the Company.

            3. In the event that the Purchasers do not convert the Debentures in full and exercise the Warrant in full, upon receipt by the Escrow Agent of written notice from each of the Company and each Purchaser, the Escrow Agent shall immediately deliver the remaining Escrowed Stock Certificates held in escrow to the Company.

         C. Escrowed Stock Certificates. The Company and each Purchaser hereby agree that:

            1. unless and until delivered upon the conversion of the Debentures or exercise of the Warrants, as the case may be, the Escrowed Stock Certificates
(i) are not transferable by any person, (ii) do not represent outstanding shares of Common Stock, and (iii) confer no rights of any nature whatsoever on the Purchasers, including, without limitation, voting rights or any shareholder rights.

            2. upon delivery of the Escrowed Stock Certificates by the Escrow Agent to the Purchasers, each Escrowed Stock Certificate shall represent the number of validly issued, fully-paid, nonassessable shares of Common Stock shown on the face thereof, with all the rights otherwise pertaining to the Common Stock.
         D. Escrow Agent.

            1. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any party to this Agreement to make any delivery, or to direct or cause any delivery to be made, or to enforce any obligation of any party to this Agreement to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or to anyone else, by reason of any failure on the part of any party hereto or any other signatory of any document or any other person to perform such person's obligation under any such document. Except for amendments to this Agreement referred to below, the Escrow Agent shall not be obligated to recognize any agreement between any or all of the persons referred to herein, including but not limited to the Purchase Agreement, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

            2. The Escrow Agent shall not be liable to the other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel chosen by the Escrow Agent, which counsel shall not be associated with either the Company or the Purchasers, statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

            3. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority, or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement.

            4. Each of the parties hereto, jointly and severally, agrees to release and hold Escrow Agent and each of its officers, employees and agents harmless from, and indemnify Escrow Agent and each of its officers, employees and agents against, any loss, liability, and expense (including attorneys' fees and expenses) suffered or incurred pursuant to any claim or demand of any of them or any third party arising out of or in connection with the provisions of this Escrow Agreement or with the administration of its duties hereunder, except for claims for damages arising out of the negligence or willful misconduct of Escrow Agent. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages. The foregoing indemnities shall survive the resignation of Escrow Agent or the termination of this Escrow Agreement. Upon its delivery or release of all of the Escrowed Stock Certificates in accordance with this Agreement, or its resignation pursuant to
Section 6, the Escrow Agent shall be discharged of all further obligations hereunder.

            5. Escrow Agent shall permit the independent public accountants or other authorized representatives of the Company and the Purchasers, from time to time at reasonable times and upon reasonable notice, to confirm the existence of the Escrowed Stock Certificates and the number of shares of Common Stock represented thereby then held under this Agreement.

         E. Escrow Agent Expenses. The fees and expenses of the Escrow Agent for its services under this Escrow Agreement, as set forth on Exhibit C, shall be paid by the Company.

         F. Termination; Resignation.

            1. This Agreement shall terminate on the final disposition of the Escrowed Stock Certificates in accordance with the terms hereof provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Sections 4, 5 or 7 shall survive the termination hereof.

            2. The Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor escrow agent shall have been appointed and shall have accepted such appointment in writing. Upon receiving such notice of resignation, Purchasers holding a majority of the Escrowed Share Certificates shall promptly appoint a successor Escrow Agent (which shall not be a Purchaser or any affiliate of a Purchaser) by written instrument, a copy of which shall be delivered to the resigning Escrow Agent. If the parties shall fail to make such appointment within thirty (30) days after receipt of Escrow Agent's notice of resignation, the resigning Escrow Agent may apply to any court of competent jurisdiction for the appointment of a successor.

         G. Jurisdiction. Each of the other parties hereto hereby irrevocably consents to the venue and jurisdiction of the courts of the State of New York and of any Federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such person at such person's address for purposes of notices hereunder.

         H. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Escrow Agent, to:     Owen Naccarato, Esq.
                                         19600 Fairchild, Suite 260
                                         Irvine, CA 92612
                                         Facsimile No.: (949) 851-9262

         If to the Company, to:          Digital Descriptor Systems, Inc.
                                         446 Lincoln Highway
                                         Fairless Hills, PA 19030
                                         Facsimile No.: [ ]
                                         Attn: [ ]

         With copies to:                 [                ]
                                         [                ]
                                         [                ]
                                         Facsimile No.: ( ) [           ]
                                         Attn:[                ]

         If to the Purchasers, to:       AJW Partners, LLC
                                         155 First Street, Suite B
                                         Mineola, New York 11501
                                         Facsimile No.: (516) 739-7115
                                         Attn: Corey S. Ribotsky


         and:                            New Millennium Capital Partners II, LLC
                                         155 First Street, Suite B
                                         Mineola, New York 11501
                                         Facsimile No.: (516) 739-7115
                                         Attn: Glenn A. Arbeitman

         With copies to:                 Robinson Silverman Pearce Aronsohn &
                                         Berman LLP
                                         1290 Avenue of the Americas
                                         New York, NY  10104
                                         Facsimile No.: (212) 541-4630 and
                                           (212) 541-1432
                                         Attn: Eric L. Cohen, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         I. Miscellaneous.

            1. This Agreement shall be binding on and inure to the benefit of all parties hereto and may not be modified or amended orally, but only in a writing signed by all parties hereto.

            2. If any term, condition or provision of this Agreement, or the application thereof to any circumstance or party hereto, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, condition or provision to any other circumstance or party hereto (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

            3. This Agreement may be executed in any number of facsimile or original counterparts, each counterpart for all purposes being deemed an original, and all such counterparts shall together constitute only one and the same Agreement.

            4. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby", "hereof", "hereto", "hereunder" and any similar terms, as used in this Agreement, refer to this Agreement in its entirety and not only to this particular portion of this Agreement where the term is used. The word "person" shall mean any natural person, partnership, corporation, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provision of any prior agreement. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

            5. This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective permitted successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and the other parties hereto. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 9(e) their respective successors, heirs and assigns, and none of the provisions of this Agreement are intended to be, nor shall be construed to be, for the benefit of any third person.

            6. The Agreement shall be governed by and construed in accordance with the laws of the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigation made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.



                                         Owen Nacarrato, Esq.


                                         /s/ Owen Nacarrato
                                         ---------------------------------------
                                         Title: Escrow Agent



                                         DIGITAL DESCRIPTOR SYSTEMS, INC.

                                         By: /s/ Michael J. Pellegrino
                                             -----------------------------------
                                             Name:  Michael J. Pellegrino
                                             Title: Chief Financial Officer


                                         AJW PARTNERS, LLC
                                         By: SMS Group, LLC

                                         By: /s/ Corey S. Ribotsky
                                             -----------------------------------
                                             Name: Corey S. Ribotsky
                                             Title:

                                         NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                         By: First Street Manager II, LLC

                                         By: /s/ Glenn A. Arbeitman
                                             -----------------------------------
                                             Name: Glenn A. Arbeitman
                                             Title:

                                    Exhibit A

                              Notice of Conversion

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $0.001 par value per share (the "Common Stock"), of Digital Descriptor Systems, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                             ___________________________________________________
                             Date to Effect Conversion

                             ___________________________________________________
                             Principal Amount of Debentures to be Converted

                             Payment of Interest in Kind    [ ] Yes  [ ] No
                               If yes, $ _______ of Interest Accrued on Account of Conversion at Issue

                             ___________________________________________________
                             Number of shares of Common Stock to be Issued

                             ___________________________________________________
                             Applicable Conversion Price

                             ___________________________________________________
                             Signature

                             ___________________________________________________
                             Name

                             ___________________________________________________
                             Address

                     Schedule 1 to the Notice of Conversion

                               Conversion Schedule

                        Digital Descriptor Systems, Inc.
           12% Convertible Debentures due twelve months from issuance

                                     Dated:


================================================================================
                                              Aggregate
                                              Principal
                                               Amount
                                              Remaining
                                            Subsequent to
                                             Conversion
  Date of Conversion                        (or original
 (or for first entry,        Amount of        Principal
 Original Issue Date)       Conversion         Amount)          Company Attest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                    Exhibit B

                          Form of Election to Purchase

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant to which this form applies, issued by Digital Descriptor Systems, Inc. ("Digital"))

To Digital Descriptor Systems, Inc.:

         The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $0.001 par value per share, of Digital (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

                                                ________________________________

________________________________________________________________________________
                         (Please print name and address)




Dated:________________,______     Name of Holder:



                                  (Print)_______________________________________

                                  (By:)_________________________________________
                                  (Name:)
                                  (Title:)
                                  (Signature must conform in all respects to
                                  name of holder as specified on the face of the Warrant)

                                    Exhibit C

                                Escrow Agent Fees